Exhibit 99.906CERT

 Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
                               United States Code
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Equity Income Fund, Inc. (previously Principal Utilities Fund, Inc.) (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By   /s/ Ralch C. Eucher
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         Ralph C. Eucher, President

Date         12/16/2004
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By   /s/ Jill R. Brown
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         Jill R. Brown, Vice President and Chief Financial Officer

Date         12/16/2004
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 This certification is being furnished to the Commission solely pursuant to
  18 U.S.C. Section 1350 and is not being filed as part of the
                     Form N-CSR filed with the Commission.